UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2011

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2011, the Board of Directors (the “Board”) of TCF Financial Corporation (the “Company”) adopted the TCF Employees Deferred Stock Compensation Plan (the “Deferred Plan”) to provide for the deferral of certain restricted stock awarded under the TCF Financial Incentive Stock Program (the “Incentive Program”).  The Board also authorized officers of the Company to execute a Rabbi Trust Agreement to hold the stock deferred pursuant to the Deferred Plan.  A copy of the Deferred Plan is attached hereto as Exhibit 10(u) and is incorporated herein by reference.  A copy of the Rabbi Trust Agreement for the Deferred Plan in its substantial form is attached hereto as Exhibit 10(v) and is incorporated herein by reference.

On February 16, 2011, the Board and the independent sub-committee of the Compensation Committee of the Board  awarded restricted stock under the terms of the Incentive Program and deferred under the newly adopted Deferred Plan to the following named executive officers:  William A. Cooper, 500,000 shares; Neil W. Brown, 50,000 shares; Thomas F. Jasper, 100,000 shares; Craig R. Dahl, 50,000 shares; Gregory J. Pulles, 25,000 shares.  The restricted stock award will vest on January 1, 2014 if the named executive officer continues in an executive role (or as Chief Executive Officer in the case of Mr. Cooper).  The restricted stock award will vest prior to January 1, 2014 upon a change in control or pro-rata if the named executive officer dies or becomes disabled (as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)).  The pro-rata fraction is determined based on the number of full calendar months of service from the grant date through the date of the death or disability, divided by 35.  No dividends will be paid on the shares of restricted stock until vested.  Generally, receipt of the vested stock will be deferred for a minimum of three additional years from the date of vesting.  Named executive officers can receive a distribution from the Deferred Plan upon the later of: (1) six months following separation from service (as defined under IRC Section 409A of the Code) or (2) January 1, 2017. Permissible distribution events prior to January 1, 2017 are limited to change in control, death or disability.  The Form of the Restricted Stock Agreement is attached hereto as Exhibit 10(b)-16 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10(u)	TCF Employees Deferred Stock Compensation Plan, effective January 1, 2011

10(v)	Form of Rabbi Trust Agreement for the TCF Employees Deferred Stock Compensation Plan

10(b)-16	Form of Restricted Stock Agreement as executed by certain executives, effective February 16, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:    February 18, 2011

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